                        PROGRESS FINANCIAL CORPORATION

                          4 Sentry Parkway, Suite 230
                                 P.O. Box 3036
                           Blue Bell, PA 19422-0764
                                (610) 825-8800


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 13, 1997

     NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of Progress Financial Corporation will be held at the Plymouth Country Club, Plymouth and Belvoir Roads, Norristown, Pennsylvania, on Tuesday, May 13, 1997 at 9:00 a.m. for the following purposes:

     1. To elect three directors for a term of three years or until their successors have been elected and qualified;

     2. To approve the proposal to adopt the Amended and Restated 1993 Stock Incentive Plan.

     3. To approve the proposal to adopt the Amended and Restated 1993 Directors' Stock Option Plan.

     4. To ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants for the year ending December 31, 1997; and

     5. To transact such other business as may properly come before the meeting and all adjournments thereof.

     Stockholders of record at the close of business on March 21, 1997 are entitled to notice of and to vote at the meeting and all adjournments thereof.

     A copy of the Company's Annual Report for 1996 is enclosed. The Annual Report is not to be regarded as proxy solicitation material.


                                                   BY ORDER OF
                                                   THE BOARD OF DIRECTORS


                                                   /s/Eric J. Morgan


                                                   Eric J. Morgan
                                                   Corporate Secretary
                                                   Blue Bell, Pennsylvania
                                                   March 31, 1997

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        PROGRESS FINANCIAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                        PROGRESS FINANCIAL CORPORATION
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                        PROGRESS FINANCIAL CORPORATION
                          4 Sentry Parkway, Suite 230
                                 P.O. Box 3036
                           Blue Bell, PA 19422-0764
                                (610) 825-8800

              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 13, 1997

                            INTRODUCTORY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Progress Financial Corporation (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company to be held on May 13, 1997 at 9:00 a.m., at the Plymouth Country Club, Plymouth and Belvoir Roads, Norristown, Pennsylvania, and at any adjournment or adjournments thereof. The approximate date on which this Proxy Statement and the accompanying Proxy are to be mailed to stockholders is April 7, 1997.

     At the Annual Meeting, stockholders will be asked to elect three directors to serve for three year terms. A. John May, III, Charles J. Tornetta and W. Kirk Wycoff, each of whom is a current director of the Company will each serve for terms expiring at the Company's 2000 Annual Meeting. In addition, stockholders will be asked to approve the proposal to adopt the Amended and Restated 1993 Stock Incentive Plan ("Restated Incentive Plan"); to approve the proposal to adopt the Amended and Restated 1993 Directors' Stock Option Plan ("Restated Directors' Plan"); to ratify the appointment of Coopers and Lybrand L.L.P. as the Company's independent accountants for the year ending December 31, 1997; and to transact such other business as may properly come before the meeting and all adjournments thereof.

     The accompanying proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company at the time and place, and for the purposes, set forth above. The proxy solicited hereby, if properly signed and returned to the Company and not revoked before it is voted, will be voted in accordance with the instructions contained therein. If no instructions are given, each proxy received will be voted "FOR" the slate of directors nominated by the Board of Directors as described herein, "FOR" the proposal to adopt the Restated Incentive Plan, "FOR" the proposal to adopt the Restated Directors' Plan, "FOR" the appointment of Coopers and Lybrand L.L.P. as the Company's independent accountants for the year ending December 31, 1997, and "FOR" any other matters as may properly come before the meeting.

     Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Company written notice thereof (Attention: Eric J. Morgan, Corporate Secretary, Progress Financial Corporation, 4 Sentry Parkway, Suite 230, P.O. Box 3036, Blue Bell, Pennsylvania 19422-0764;
(ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Company notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournments thereof and will not be used for any other meeting.

     Only stockholders of record at the close of business on March 21, 1997 will be entitled to receive notice of and to vote at the Annual Meeting. On the record date, there were 3,775,748 shares of Common Stock, par value $1.00 per share ("Common Stock") of the Company issued and outstanding and held by approximately 1,500 holders of record, and the Company had no other class of equity securities outstanding. Each share of Common Stock entitles the holder to one vote, and votes may not be voted cumulatively with respect to the election of directors. A majority of the shares of Common Stock entitled to vote, present in person or represented by proxy, will constitute a quorum for purposes of the meeting.

     Directors will be elected by a plurality of the votes cast at the Annual Meeting. The affirmative vote of a majority of the total votes cast at the Annual Meeting is required for approval of the proposals to adopt the Restated Stock Incentive Plan, to adopt the Restated Director's Plan and to ratify the appointment of the Company's independent auditors. Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions will not be counted as votes cast and, thus, will have no effect on the plurality vote for the election of directors or vote on the proposals to adopt the Restated Incentive Plan and the Restated Directors' Plan and to ratify the appointment of the Company's independent accountants. Under rules applicable to broker-dealers, the election of directors and the proposal to ratify the accountants are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes." The proposals to approve the Restated Incentive Plan and the Restated Directors' Plan, however, are considered "non-discretionary" and for which there will be broker non-votes. A broker non-vote will have the same effect as a vote against the proposals to approve the Restated Incentive Plan and the Restated Directors' Plan.

ELECTION OF DIRECTORS

     The Certificate of Incorporation of the Company provides that the Board of Directors shall consist of no fewer than seven nor more than twenty-one members, the exact number to be fixed from time to time by resolution of the Board of Directors, and shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually except, in the event of a change in the number of or composition of the Board of Directors, directors may be elected to more than one class in order to more nearly achieve equality in the classes. By affirmative vote of a majority of the Board of Directors, a resolution was adopted which presently fixes the number of the members of the Board at eleven.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the three nominees listed below. If any person named as nominees should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will vote for a replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the persons listed below may not be able to serve as a director if elected.

Information with Respect to Nominees for Director and Directors Whose Term Continues

     The following tables set forth certain information regarding each nominee for election, including the principal occupations of such persons during at least the past five years and the number and percent of shares of Common Stock beneficially owned by such persons as of March 21, 1997. No nominee for director or director is related to any other nominee for director or director or executive officer of the Company by blood, marriage or adoption, and there was no arrangement or understanding pursuant to which any of the nominees for director or director was selected as a nominee for director or director.

Nominees for Director for a three year term


                                                                                           Amount of
                                    Principal                      Director                Common Stock
                                    Occupation During              of                      Beneficially
                                    At Least the Past              Company      Term       Owned as of
Name                   Age          Five Years                     Since        Expires    March 21, 1997 (1)
---------------------------------------------------------------------------------------------------------------
A. John May, III       41           Partner in the law firm        1993          2000        14,893 (2)
                                    Pepper, Hamilton & Scheetz,
                                    Philadelphia, Pennsylvania

Charles J.             66           President of Tornetta          1991          2000        63,408 (1.67%)(3)
Tornetta                            Realty Corporation, a
                                    real estate broker in
                                    Norristown, Pennsylvania.
                                    Also, President of
                                    Commonwealth Insurance
                                    Agency.

W. Kirk                39           Chairman, President and        1991          2000       304,655 (7.67%)(4)
Wycoff                              Chief Executive Officer
                                    of the Company and the
                                    Bank.

The Board of Directors recommends that stockholders vote FOR the election of the above nominees.

Members of Board Continuing in Office

                                                                                                         Amount of
                                Principal                                     Director                   Common Stock
                                Occupation During                             of                         Beneficially
                                At Least the Past                             Company     Term           Owned as of
Name               Age          Five Years                                    Since       Expires        March 21, 1997 (1)
--------------------------------------------------------------------------------------------------------------------------------
William O.          56          Managing Partner of Kistler-Tiffany             1990        1998         100,480 (2.65%) (5)
Daggett, Jr.                    Companies, a firm engaged in financial
                                and estate planning and employee
                                benefits. Also, President, Benefit
                                Designs, Inc.; Vice President, Group
                                Brokerage Associates, Inc.; and
                                Chairman of Board of NABCO.

H. Wayne            48          Chairman and CEO Progress Realty                1996        1998         17,092 (6)
Griest                          Advisors, L.P. and Quaker State Leasing
                                Company since January 1996. Former
                                President of The Lee Financing Group,
                                Inc. in Wayne, Pennsylvania from July
                                1986 until November 1995.

Joseph R.           54          Principal of KMR Management, Inc., a            1992        1998         8,750 (7)
Klinger                         management consulting company in
                                Glenside, Pennsylvania.

William L.          45          Attorney/Partner with the law firm              1990        1998         90,976 (2.39%) (8)
Mueller                         Brandt, Haughey, Penberthy, Lewis &
                                Hyland in Moorestown, New Jersey since
                                December 1996. Former attorney with Clark,
                                Ladner, Fortenbaugh & Young in Cherry
                                Hill, New Jersey from November 1987 until
                                November 1996.

John E. F.          56          Consultant and President of Corson              1991        1999          12,250 (7)
Corson                          Investments, a group of family holding
                                companies in Plymouth Meeting,
                                Pennsylvania.

Donald F. U.        60          Chairman of the Board of Adage Inc., a          1987        1999          199,468 (5.21%) (9)
Goebert                         wireless communications firm in West
                                Chester, Pennsylvania.

                                                     Amount of
               Principal          Director           Common Stock
               Occupation During  of                 Beneficially
               At Least the Past  Company   Term     Owned as of
Name      Age  Five years         Since     Expires  March 21, 1997(1)
----------------------------------------------------------------------
Paul M.   37   President of DAR   1991      1999     31,550 (7)
LaNoce         Industrial Products
               Inc., an industrial
               manufacturer in
               Philadelphia,
               Pennsylvania.

Janet E.  42   Chief Operating    1996      1999     12,500 (10)
Paroo          Officer of Global
               Health Group, Inc.,
               a health care company
               in West Conshohocken,
               Pennsylvania involved
               with the development
               and management of health
               care facilities, systems
               and programs primarily
               in South East Asia and
               India, since 1995; Banker
               for Meridian Bank in
               Philadelphia, Pennsylvania
               from 1986 to 1995

---------
(1) Unless otherwise indicated, the number of shares owned is less than 1% of the issued and outstanding Common Stock of the Company.

(2) Includes 2,000 shares which are held by a guardian with or for the benefit of certain family members and 2,500 shares subject to stock options which are exercisable within 60 days of March 21, 1997.

(3) Includes 25,000 common stock warrants and 5,750 shares subject to stock options, in each case which are exercisable within 60 days of March 21, 1997.

(4) Includes 12,000 shares which are held jointly by Mr. Wycoff with or for the benefit of certain family members and 12,500 common stock warrants and 183,000 shares subject to stock options, in each case which are exercisable within 60 days of March 21, 1997.

(5) Includes 82,230 shares owned by companies of which Mr. Daggett is a director, officer and 10% stockholder and 12,500 common stock warrants and 5,750 shares subject to stock options, in each case which are exercisable within 60 days of March 21, 1997.

(6) Includes 1,700 shares subject to stock options which are exercisable within 60 days of March 21, 1997.

(7) Includes 5,750 shares subject to stock options which are exercisable within 60 days of March 21, 1997.

(8) Includes 60,226 shares held jointly by Mr. Mueller with or for the benefit of certain family members and 25,000 common stock warrants and 5,750 shares subject to stock options, in each case which are exercisable within 60 days of March 21, 1997.

(9) Includes 143,718 shares owned by companies of which Mr. Goebert is a director, officer and 10% stockholder and 50,000 common stock warrants and 5,750 shares subject to stock options, in each case which are exercisable within 60 days of March 21, 1997.

(10) Includes 2,500 shares subject to stock options which are exercisable within 60 days of March 21, 1997.

THE BOARD OF DIRECTORS OF THE COMPANY AND ITS COMMITTEES

     The Board of Directors of the Company held five meetings during 1996. Each incumbent director of the Company attended no fewer than 75% of the aggregate number of meetings of the Company's Board of Directors and all committees of the Company's Board on which he or she served during 1996.

     Nominations for membership of the Board of Directors of the Company are made by the Board of Directors or by any stockholder entitled to vote at the Annual Meeting. Section 8.4(d) of the Company's Certificate of Incorporation sets forth the procedures which stockholders must follow in order to make nominations for election to the Board of Directors. In general, such nominations must be submitted in writing to the Company at least 90 days prior to the date of the Annual Meeting. The Company is not required to include such nominations in its proxy statement. The Board of Directors has determined that if any stockholder properly makes such a nomination, the ballots provided for use by stockholders at the Annual Meeting will bear the name of such nominee or nominees.

     Listed below are the committees of the Board of Directors, along with directors who are serving as members of each committee in 1997.

     The Audit Committee of the Company and the Bank recommends to the Board independent auditors to perform audit and non-audit services, reviews the scope and results of such services, reviews with management and the independent auditors the systems of internal control and audit, assures adherence in accounting and financial reporting to generally accepted accounting principals, and performs such other duties deemed appropriate by the Board of Directors. The Audit Committee met four times in 1996. For 1997, the following Board members are serving on the Audit Committee: William O. Daggett, Jr., Chairman,
John E.F. Corson and Paul LaNoce.

     The Board of Directors, except for Mr. Wycoff, determines compensation for executive officers and participates on the Stock Compensation Committee. They administer and award grants under the Company's stock benefit plans. No other member of the Board, except Mr. Griest, is a current or former officer or employee of the Company or its subsidiaries.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information relating to the only persons known to the Company to be the beneficial owners of 5% or more of the Company's Common Stock as of March 21, 1997, and the amount of Common Stock of the Company held by all directors and executive officers of the Company as a group as of such date.

                                  Amount of Common Stock          Percent
Name and Address of               Beneficially Owned              of Common
Beneficial Owner                  as of March 21, 1997            Stock
--------------------------------------------------------------------------------
SOP Partners, L.P.                      250,000 (1)                 6.21%
Two World Trade Center
104th Floor
New York, NY 10048

Directors and executive                 805,847 (2)                17.59%
officers of the Company as a
group (13 persons)

---------------------
(1) Includes 50,000 common stock warrants which are exercisable within 60 days of March 21, 1997.

(2) Includes 12,000 shares which are held jointly by Mr. Wycoff with or for the benefit of certain family members, 72,230 shares which are owned by companies of which Mr. Daggert is a director, officer or 10% stockholder, 143,718 shares owned by companies of which Mr. Goebert is a director, officer or 10% stockholder and 60,226 shares held jointly by Mr. Mueller with or for the benefit of certain family members. Also includes 204,750 shares subject to stock options and 125,000 common stock warrants held by the group, in each case which are exercisable within 60 days of March 21, 1997.

EXECUTIVE COMPENSATION AND TRANSACTIONS

Executive Compensation

     The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company to the following executive officers of the Company for services rendered in all capacities during the last three fiscal years. No other executive officer of the Company received annual compensation in excess of $100,000 during the last fiscal year.

                                                Summary Compensation Table
-----------------------------------------------------------------------------------------------------------------------
                                           Annual Compensation             Long Term Compensation
-----------------------------------------------------------------------------------------------------------------------
                                                               Other       Awards      Payouts         All Other
       Name and                    Base                        Annual     ------------------------   Compensation
  Principal Position    Year      Salary         Bonus      Compensation   Options      LTIP             (6)
                                    (1)                         (3)          (4)      Payouts (5)
-----------------------------------------------------------------------------------------------------------------------
W. Kirk Wycoff           1996    $265,000        $63,923        ---        36,000        N/A           $ 4,751
Chairman, President      1995    $235,420        $ 9,181        ---           ---        N/A           $ 3,204
and Chief Executive      1994    $226,042 (2)    $20,000        ---           ---        N/A           $ 5,850
Officer

H. Wayne Griest(7)       1996    $115,000        $ 5,975        ---         5,000        N/A           $ 2,521
Chairman and Chief
Executive Officer of
Progress Realty
Advisors, L.P. and
Quaker State Leasing
Company

Eric J. Morgan           1996    $ 91,927        $15,085        ---         4,000        N/A           $ 2,742
Senior Vice              1995    $ 87,550        $ 1,707        ---         2,500        N/A           $ 2,512
President                1994    $ 85,000        $ 2,011        ---         2,500        N/A           $ 2,364
-----------------------------------------------------------------------------------------------------------------------

(1) Includes amounts deferred pursuant to the Company's 401(k) Profit Sharing Plan, which generally allows employees to defer up to 12% of their compensation, subject to applicable limitations set forth in the Internal Revenue Code.

(2) Includes directors fees of $6,100 paid to Mr. Wycoff in 1994. Mr. Wycoff did not receive directors fees in 1995 or 1996.

(3) Does not include amounts attributable to miscellaneous benefits received by the named executive officers. In the opinion of management of the Company, the costs to the Company of providing such benefits to any individual executive officer the year ended December 31, 1996 did not exceed the lessor of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(4)  Represents options granted pursuant to the Company's Stock Incentive Plan.

(5) The Company does not have a long term incentive program as of December 31, 1996.

(6) Consists of employer contributions made by the Company pursuant to the 401(k) profit sharing plan in 1996, 1995 and 1994, respectively, and allocations pursuant to the Company's Employee Stock Ownership Plan ("ESOP") during 1995 and 1994. The market value of the ESOP allocations for the named executive officers in 1996, 1995 and 1994 were $5,894, $793, and $836, respectively.

(7) Effective January 1996, Mr. Griest joined the Company as Chairman and Chief Executive Officer of Progress Realty Advisors, L.P. ("PRA") and Quaker State Leasing Company. Previously, Mr. Griest served as a consultant to PRA and received $25,308 and $58,000 in 1995 and 1994, respectively, for such services.

STOCK OPTION GRANTS

     The following tables sets forth certain information concerning exercises of stock options by the named executive officers during the year ended December 31, 1996 and options held at December 31, 1996.


                        Aggregate Option Exercises in Last Fiscal Year and Year End Option Value

--------------------------------------------------------------------------------------------------------------------
                                                        Number of Unexercised             Value of Unexercised
                                                         Options at Year End             Options at Year End (1)
                       Shares
                     Acquired on     Value       -------------------------------------------------------------------
    Name              Exercise      Realized       Exercisable      Unexercisable     Exercisable   Unexercisable
--------------------------------------------------------------------------------------------------------------------
W. Kirk Wycoff         5,000         $36,875         140,000           36,000          $857,500        $101,340

Eric J. Morgan           ---             ---           7,500            4,000           $28,750         $13,000

H. Wayne Griest          ---             ---             ---            5,000               ---         $14,375
--------------------------------------------------------------------------------------------------------------------

(1) Based on a per share market price of $8.375 at December 31, 1996.


REPORT OF THE COMPENSATION COMMITTEE

     The entire Board of Directors, except for Mr. Wycoff, establishes the policy for compensation of executive officers of the Company. The Stock Compensation Committee review's the Company's Key Employee Stock Compensation Program and recommends to the Board changes or additions to this program. The Committee and the Board members establishing executive officer compensation are composed entirely of outside directors who are not eligible to participate in the plans over which they have authority.

     The overall goal of the Company's compensation policy is to motivate, reward and retain its key executive officers. The Board believes this is best accomplished through an appropriate mix of competitive base salaries, bonus and stock incentives.

     The Board considers the following in determining base salary levels:

       1. the amount of responsibility the executive officer has, experience and the number of years in office, and

       2. compensation levels of corresponding positions at other thrift companies of similar size within the Mid-Atlantic region. For 1996, Mr. Wycoff's salary was near the average of comparative thrift companies based on the 1996 executive compensation survey prepared by SNL Securities.

     The Board grants bonuses to executive officers, including the Chief Executive Officer, based upon the degree of attainment or performance objectives for the year. The performance objectives include net interest income, non-interest income, non-interest expenses and net income. For 1996, Mr. Wycoff did not receive the maximum bonus payment because all targeted performance goals were not met. Positive achievements for the year included loan growth of 13.5%, growth in core business and consumer deposits, and repositioning of deposits services.

                John E. F. Corson              Paul M. LaNoce
                William O. Daggett, Jr.        A. John May, III
                Donald F. U. Goebert           William L. Mueller
                H. Wayne Griest                Janet E. Paroo
                Joseph R. Klinger              Charles J. Tornetta

EMPLOYMENT AGREEMENTS

     The Company and the Bank (the "Employers") have entered into an employment contract commencing March 1, 1997 with W. Kirk Wycoff which provides for his employment for a period of three years with provisions for automatic one-year extensions unless sooner terminated by death, disability or termination for cause. The employment contract provides for a base salary, bonus plan, and entitles Mr. Wycoff to participate in all benefit plans and programs available to executive officers.

     The employment agreement is terminable with or without cause by the Employer or Mr. Wycoff. Mr Wycoff shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employer for cause, disability, retirement or death, provided, however, that if the employment agreement is terminated by the Employer other than for cause, disability, retirement or death or by Mr. Wycoff following a change in control of the Company, as defined, Mr. Wycoff will be entitled to a cash severance amount equal to 2.99 times the amount of Mr. Wycoff's annual compensation.

     A change in control is generally defined in the employment agreement to mean a change in control of a nature that would be required to be reported in response to Item 6(e) of the SEC proxy rules, provided that a change of control shall be deemed to have occurred if (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities, or (ii) during any two-year period a change in a majority of the directors of the Company has occurred without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

DIRECTORS' FEES

     The Board of the Bank meets monthly and the Board of the Company meets quarterly. Cash compensation is paid to Directors for attendance at regularly scheduled and special Board meetings. Each non-officer director receives a fee of $500 for attendance at each regular or special Board meetings and each non-officer director who attends a committee meeting also receives $250 per meeting attended.

DIRECTORS' STOCK OPTION PLAN

     The Company has adopted the 1993 Directors' Stock Option Plan (the "Directors' Plan") which provides for the grant of compensatory stock options to non-employee directors of the Company and the Bank. Pursuant to the Directors' Plan, in June 1993 each director of the Company or the Bank who was not an employee of the Company or any subsidiary was granted a compensatory stock option to purchase 5,000 shares of Common Stock, at an exercise price of $3.50 per share. In addition, options to purchase 250 shares were granted to each non-employee director on December 31, 1993, 1994, 1995 and 1996 and will also be granted options to purchase 250 shares on December 31, 1997 unless the Plan is amended as set forth under "Proposal to Adopt the Amended and Restated 1993 Director's Stock Option Plan". The exercise price is equal to the fair market value of a share of Common Stock on the date of grant. Options granted pursuant to the Directors' Plan are vested and exercisable six months from the date of grant.

PERFORMANCE GRAPH


        The following graph compares the yearly cumulative total return on the Common Stock of Progress Financial Corporation over the five year period ending December 31, 1996 with (i) the yearly cumulative total return on all stocks included on the NASDAQ Stock Market and (ii) the yearly cumulative total return on the stocks included in the NASDAQ Bank Stocks Index. All of the cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.



                           [LINE GRAPH APPEARS HERE]

                           [?PLOT POINTS TO FOLLOW]

          The index level for all series was set to 100 on 12/31/92.

INDEBTEDNESS OF MANAGEMENT

     The Bank offers certain loans to its directors, officers and employees. It is the belief of management that these loans do not involve more than the normal risk of collectibility. Except for the waiving in most cases of loan origination fees for officers and employees during their employment or association with the Bank, these loans are made on substantially the same terms as those prevailing at the time for comparable transactions with nonaffiliated persons. Executive officers, directors, officers and employees of the Bank receive no discount from the market interest rate for loans made by the Bank. However, the Bank in most cases continues to discount loan origination fees for loans to officers and employees. As of December 31, 1996, seventeen loans totalling $641,763 (or 3.22% of the Company's total stockholders' equity) were outstanding to the Company's directors and executive officers as a group.

     As of December 31, 1996, the following directors and senior officer of the Company had loans from the Bank which exceeded an aggregate of $60,000 outstanding during 1996.

                                                                            Highest           Principal
                                                                           Principal           Balance
                               Interest                 Type                Balance             as of
Name                             Rate                 of Loan             During 1996     December 31, 1996
---------------------------------------------------------------------------------------------------------------
Eric J. Morgan                  6.875%         Residential Mortgage         $276,975          $ 273,364
(Senior Vice President)

William L. Mueller               6.75%         Residential Mortgage         $195,794          $ 193,185
(Director)

W. Kirk Wycoff                   8.25%         Installment Loan             $ 12,962          $   1,415
(Chairman)                       8.45%         Installment Loan             $ 39,353          $  36,651
                                10.25%         Progress Bank Visa Card      $ 13,850          $  13,061

Paul LaNoce                      8.09%         Installment Loan             $ 38,232          $  37,537
(Director)                       8.75%         Commercial Loan              $ 49,423          $  48,000


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Pursuant to Item 405 of Regulation S-K, the Company is required to disclose (based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Company with respect to its most recent year) each person who, at any time during the fiscal year, was a director, executive officer or beneficial owner of more than ten percent of the Company's common stock that failed to file on a timely basis, as disclosed in the above Forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years.

     Based upon its review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during and with respect to 1996, the Company is not aware of any director, officer, beneficial owner of more than 10 percent of the Company's common stock or any other person subject to Section 16 of the Securities Exchange Act of 1934 who has failed to file any such form on a timely basis during 1996.

                  PROPOSAL TO ADOPT THE AMENDED AND RESTATED
                           1993 STOCK INCENTIVE PLAN

General

     In 1993, the Company adopted the 1993 Stock Incentive Plan (the "Plan"), which provides for the grant of stock options and stock appreciation rights to officers and employees of the Company. The number of shares of Common Stock initially reserved for issuance under the Plan was 176,488, of which 0 shares remain available for issuance to date in order to fund additional grants under the Plan. As a result, the Board of Directors recently amended the Plan to increase the total number of shares of Common Stock reserved for issuance upon exercise of awards granted under the Plan by 160,000, from 176,488 to 336,488. As a result of recent amendments to the rules promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, the Plan also has been amended to provide that awards may be vested and exercisable from the date of grant and not following six months thereafter, as was originally provided in the Plan in order to ensure that the grant of options under the Plan would not be deemed a purchase of Common Stock for purposes of the short-swing profits recovery provision of Section 16(b) of the Exchange Act. The Plan has also been amended to provide that the entire Board of Directors or a duly authorized committee thereof may grant awards under the Plan rather than solely by a committee as originally provided in the Plan and to provide that nonqualified options granted pursuant to the Plan may be transferred to an optionees' family members. The Plan has been restated to reflect the foregoing.

     The Plan is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and to reward key employees for outstanding performance and the attainment of targeted goals. The Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")("incentive stock options"), non-qualified or compensatory stock options and stock appreciation rights (collectively "Awards"). Awards are available for grant to officers and key employees of the Company and any subsidiaries.

Description of the Amended and Restated 1993 Stock Incentive Plan

     The following description of the Restated Plan is a summary of its terms and is qualified in its entirety by reference to the Restated Plan, a copy of which is attached hereto as Appendix A.

     Administration. The Plan is administered and interpreted by a committee of the Board of Directors ("Committee") that is composed solely of two or more non-employee directors.

     Number of Shares Covered by the Plan. A total of 336,488 shares of Common Stock has been reserved for issuance pursuant to the Plan. In the event of a stock split, reverse stock split or stock dividend, the number of shares of Common Stock under the Plan, the number of shares to which any Award relates and the exercise price per share under any option or stock appreciation right shall be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding.

     Stock Options. Under the Plan, the Board of Directors or the Committee determines which officers and key employees will be granted options, whether such options will be incentive or compensatory options, the number of shares subject to each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of an incentive stock option shall be not less than the fair market value of a share of Common Stock on the date the option is granted, and the per share exercise price of a compensatory stock option shall at least equal the greater of par value or 85% of the fair market value of a share of Common Stock on the date the option is granted.

     Stock options shall become vested and exercisable in the manner specified by the Board or the Committee, provided that all outstanding stock options (as well as stock appreciation rights) will become immediately vested and exercisable if there is a "change in control" or a "threatened change in control" of the Company, as defined in the Plan.

                                    --13--

        Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or three months after the date on which the optionee's employment terminates, unless extended by the Board or the Committee to a period not to exceed five years from such termination. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or terminates his service as a result of disability or retirement without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the twelve-month period following the earlier of his death or termination due to disability or retirement, provided no option will be exercisable more than ten years from the date it was granted. Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

        Payment for shares purchased upon the exercise of options may be made either in cash, by certified or cashier's check or, if permitted by the Board of Directors or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price, by withholding some of the shares of Common Stock which are being purchased upon exercise of an option, or any combination of the foregoing. To the extent an optionee already owns shares of Common Stock prior to the exercise of his or her option, such shares could be used (if permitted by Committee or the Board) as payment for the exercise price of the option. If the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to acquire a number of shares of Common Stock upon exercise of the option which is greater than the number of shares delivered as payment for the exercise price. In addition, an optionee can exercise his or her option in whole or in part and then deliver the shares acquired upon such exercise (if permitted by the Committee or the Board) as payment for the exercise price of all or part of his options. Again, if the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to either (1) reduce the amount of cash required to receive a fixed number of shares upon exercise of the option or (2) receive a greater number of shares upon exercise of the option for the same amount of cash that would have otherwise been used. Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price could enable the optionee to turn relatively small number of shares into a large number of shares.

        Stock Appreciation Rights. Under the Plan, the Board of Directors or the Committee is authorized to grant stock appreciation rights to optionees under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or any portion thereof in return for payment by the Company to the optionee of cash or Common Stock in an amount equal to the excess of the fair market value of the shares of Common Stock subject to option, or portion thereof, at the time over the exercise price of the option with respect to such shares, or a combination of cash and Common Stock. Stock appreciation rights which relate to incentive stock options must be granted concurrently with the incentive stock options, while stock appreciation rights which relate to compensatory stock options may be granted concurrently with the option or at any time thereafter which is prior to the exercise or expiration of such options.

        Amendment and Termination of the Plan. The Plan initially became effective 1993 upon adoption by the Board and the stockholders of the Company. The amendments to the Plan increasing the total number of shares of Common Stock which may be issued under the Plan from 176,488 to 336,488 becomes effective in March 1997. The Plan shall remain in effect for a period of ten years from the effective date of the Restated Plan. The Board may at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted. Termination of the Plan shall not affect any previously granted Awards.

        Federal Income Tax Consequences. Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is substantially different. As regards to incentive stock options, an optionee who does not dispose of the shares within two years after the option was granted, or within one year

                                    --14--
after the option was exercised, will not recognize at the time the option is exercised, and no federal income tax deduction will be available to the Company at any time as a result of such grant or exercise. However, the excess of the fair market value of the stock subject to an incentive stock option on the date such option is exercised over the exercise price of the option will be treated as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If stock acquired pursuant to an incentive stock option is disposed of before the holding periods described above expire, then the excess of the fair market value (but not in excess of the sales proceeds) of such stock on the option exercise date over the option exercise price will be treated as compensation income to the options in the year in which such disposition occurs and, if it complies with applicable withholding requirements, the Company will be entitled to a commensurate income tax deduction. If the holding periods are satisfied, any difference between the sales proceeds and the fair market value of the stock on the option exercise date will be treated as long-term capital gain or loss.

        With respect to compensatpory stock options, the difference between the fair market value of the Common Stock on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon a subsequent disposition of the shares, the difference between the amount received by the optionee and the fair market value on the option exercise date will be treated as long or short-term capital gain or loss, depending on whether the shares were held for more than one year.

        No federal income tax consequences are incurred by the Company or the holder at the time a stock appreciation right is granted. However, upon the exercise of a stock appreciation right, the holder will realize income for federal income tax purposes equal to the amount received by him, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount.

        The above description of tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

        Accounting Treatment. Stock appreciation rights will, in most cases, require a charge against the earnings of the Company each year representing appreciation in the value of such rights over periods in which they become exercisable. Such charge is based on the difference between the exercise price specified in the related option and the current market price of the Common Stock. In the event of a decline in the market price of the Common Stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior charges).

        Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the Plan currently requires any charge against earnings under generally accepted accounting principles. In October 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS no. 123"), "Accounting for Stock-Based Compensation," which is effective for transactions entered into after December 15, 1995. This Statement establishes financial accounting and reporting standards for stock-based employee compensation plans. This Statement defines a fair value method of accounting for an employee stock option or similar equity instrument and encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value method compensation cost is the excess, if any, of the quoted market price of the stock at grant date or other measurement date over the amount an employee must pay to acquire the stock. The Company anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to the Company's financial statements to show what net income and earnings per share would have been if the fair value method had been utilized. If the Company elects to utilize the fair value method, its net income and earnings per share may be adversely affected.

        Stockholder Approval. No awards will be granted under the Plan for issuance in excess of the 176,488 shares of Common Stock initially authorized under the Plan unless the Restated Plan is approved by stockholders. Stockholder ratification of the Plan will also satisfy certain Nasdaq market listing and tax requirements.

        Awards to be Granted. The Board of Directors of the Company adopted the Restated Plan providing for an additional 160,000 shares of common stock to be available for grant under the Plan. The Committee established thereunder intends to grant options to executive officers, non-employee directors and employees of the Company with a per share exercise price equal to the fair market value of a share of Common Stock on the date of grant. The following table sets forth certain information with respect to grants of the additional shares available under the Restated Plan. Other than grants to Mr. Wycoff, the committee has not yet determined the amount or timing of such grants to executive officers, non-employee directors and employees.

                                                           Number of Shares
Name of Individual or                                        Subject to
Number of Persons in Group            Title                 Stock Options
------------------------------     -----------          ---------------------
     W. Kirk Wycoff             President and Chief            61,557
                                 Executive Officer

   The terms of the option shall provide that they will be vested and exercisable 50% in year one, 25% in year two, and 25% in year three commencing on April 1, 1997.

   On March 21, 1997, the closing price of share of Common Stock as reported by the Nasdaq Stock Market National Market was $8.75.

   The Board of Directors recommends that stockholders vote FOR adoption of the Amended and Restated 1993 Stock Incentive Plan.

                  PROPOSAL TO ADOPT THE AMENDED AND RESTATED
                       1993 DIRECTORS' STOCK OPTION PLAN

General

     In 1993, the Company adopted the 1993 Directors' Stock Option Plan ("Directors' Plan"), which provides for the grant of stock options to non-employee directors of the Company pursuant to a formula. The number of shares of Common Stock initially reserved for issuance under the Directors' Plan was 50,000, of which only 2,500 shares remain available for issuance to date in order to fund additional grants under the Directors' Plan. As a result, the Board of Directors recently amended the Directors' Plan to increase the total number of shares of Common Stock reserved for issuance upon exercise of awards granted under the Directors' Plan by 40,000, from 50,000 to 90,000. As a result of recent amendments to the rules promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, the Directors' Plan also has been amended to provide that awards may be vested and exercisable from the date of grant and not six months thereafter, as was originally provided in the Directors' Plan in order to ensure that the grant of options under the Directors' Plan would not be deemed a purchase of Common Stock for purposes of the short-swing profits recovery provision of Section 16(b) of the Exchange Act. The Directors' Plan has been amended to provide that, in addition to an annual formula grant of options to non-employee directors, the Board of Directors or a duly authorized committee thereof may award an annual discretionary grant of options under the Directors' Plan and to provide that options granted pursuant to the Directors' Plan may be transferred to an optionee's family members. The Directors' Plan has been restated to reflect the foregoing.

Description of Directors' Plan

     The following description of the Restated Directors' Plan is a summary of its terms and is qualified in its entirety by reference to the Restated Directors' Plan, a copy of which is attached hereto as Appendix B.

     Administration and Eligibility. The Directors' Plan is administered and interpreted by the entire Board of Directors of the Company or a committee of two or more non-employee directors ("Committee"). Options are granted to each director of the Company who is not an employee of the Company or any subsidiary ("non-employee director").

     Grants. Under the Directors' Plan, each non-employee director of the Company on the initial effective date of the Directors' Plan in 1993 was granted compensatory options to purchase 5,000 shares of Common Stock and at the end of each year from 1993 until 1997, each non-employee director was to receive an option to purchase 250 shares of Common Stock with an exercise price equal to the fair market value of a share of Common Stock on the date the option is granted. Under the Restated Directors' Plan, each non-employee director shall annually receive a grant of an option to purchase 500 shares of Common Stock commencing on December 31, 1997 plus an additional discretionary grant of options. The Board or the Committee shall annually determine, in its discretion, which non-employee directors shall receive a discretionary grant of an option and the number of shares subject to each such option. The exercise price of the options shall be equal to the fair market value of a share of Common Stock on the date of grant. Options granted pursuant to the Directors' Plan are vested and exercisable immediately upon grant. Options or any portion thereof are exercisable at any time on or after they vest until the earlier of ten years after the date of grant or three years after the date on which an optionee ceases to be a non-employee director.

     The purchase price for shares of Common Stock purchased pursuant to the exercise of an option must be paid in full upon exercise of the option. Payment may be made in cash or by delivering shares of Common Stock equal in fair market value to the purchase price of the shares, or a combination of cash and Common Stock.

     Options granted pursuant to the Directors' Plan are not transferable except by will or the laws of descent and distribution and during an optionee's lifetime may be exercised only by the optionee or his or her guardian or legal representative. Not withstanding the foregoing, an optionee may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit or one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee. If a non-employee

                                    --17--
director dies while serving as a non-employee director or within three years following the termination of the optionee's service as a non-employee director as a result of disability, retirement or resignation without having fully exercised his or her options, then such person or the executors, administrators, legatees or distributees of his or her estate shall have the right, during the twelve-month period following such death, disability or retirement, to exercise his or her options, provided that no option is exercisable more than ten years from the date it was granted. Options granted to a non-employee director who is removed for cause shall terminate as of the effective date of such removal. Neither the Directors' Plan nor the grant of any options thereunder, nor any action taken by the Board of Directors in connection with the Directors' Plan, shall create any right on the part of any non-employee director of the Company to continue as such.

     Number of Shares Covered by the Directors' Plan. A total of 90,000 authorized but unissued shares of Common Stock has been reserved for issuance pursuant to the Directors' Plan. In the event of a stock split, reserve stock split or stock dividend, the number of shares of Common Stock under the Directors' Plan, the number of shares to which any option relates and the exercise price per share under the option shall be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding.

     Amendment and Termination of the Directors' Plan. The Directors' Plan initially became effective in 1993 upon adoption by the Board and the stockholders of the Company.

     The amendments to the Directors' Plan increasing the total number of shares of Common Stock which may be issued under the Directors' Plan from 50,000 to 90,000 becomes effective in March 1997. The Directors' Plan shall remain in effect for a period of ten years from the effective date of the Restated Directors' Plan. The Board may at any time terminate or amend the Directors' Plan with respect to any shares of Common Stock as to which Awards have not been granted. Termination of the Directors' Plan shall not affect any previously granted options.

     Stockholder Approval. No options will be granted under the Directors' Plan for issuance in excess of the 50,000 shares of Common Stock initially authorized under the Directors' Plan unless the Restated Directors' Plan is approved by stockholders. Stockholder ratification of the Directors' Plan will also satisfy certain Nasdaq market listing requirements.

     Federal Income Tax Consequences. Under current provisions of the Code, the difference between the fair market value of the Common Stock on the date of exercise of a non-qualified stock option and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon a subsequent disposition of the shares, the difference between the amount received by the optionee and the fair market value of the Common Stock on the option exercise date will be treated as long or short-term capital gain or loss, depending on whether the shares were held for more than one year.

     The above description of tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     Accounting Treatment. For a discussion of SFAS No. 123, see "Proposal to Adopt the Amended and Restated 1993 Stock Incentive Plan - Accounting Treatment."

     Awards to be Granted. The Board of Directors of the Company adopted the Restated Directors' Plan and pursuant thereto the nine non-employee directors of the Company will each receive an annual grant of an option to purchase 500 shares of Common Stock and an additional discretionary grant of options, in an amount to be determined each year, commencing on December 31, 1997.

The Board of Directors recommends that stockholders vote FOR adoption of the Amended and Restated 1993 Directors' Stock Option Plan.

                                    --18--

STOCKHOLDER PROPOSALS

      Any proposal which a stockholder wishes to have presented at the next annual meeting and included in the management proxy materials relating to such meeting must be received at the main office of the Company no later than December 9, 1997. If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, it will be included in the proxy statement and set forth on the form of proxy issued for the next annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

OTHER MATTERS

      Management is not aware of any business to come before the Annual Meeting other than those matters described herein. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

      The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.


ANNUAL REPORTS AND FINANCIAL STATEMENTS

      A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1996 accompanies this Proxy Statement. Copies of the Company's Form 10-K and/or additional copies of the Company's Annual Report to Stockholders may be obtained by written request. Such written request should be directed to Patricia Ellick, Progress Financial Corporation, 4 Sentry Parkway, Suite 230, P.O. Box 3036, Blue Bell, PA 19422-0764.

                                      By Order of the Board of Directors

                                      /s/ Eric J. Morgan

                                      Eric J. Morgan
                                      Corporate Secretary
                                      Blue Bell, Pennsylvania
                                      March 31, 1997

                                                                      Appendix A

                        PROGRESS FINANCIAL CORPORATION
                             AMENDED AND RESTATED
                           1993 STOCK INCENTIVE PLAN


                                   ARTICLE I
                           ESTABLISHMENT OF THE PLAN

      Progress Financial Corporation (the "Company") hereby establishes this Amended and Restated 1993 Stock Incentive Plan (the "Plan") upon the terms and conditions hereinafter stated.


                                  ARTICLE II
                              PURPOSE OF THE PLAN

      The purpose of this Plan is to improve the growth and profitability of the Company and its Subsidiary Companies by attracting and retaining qualified personnel, providing such Employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and its Subsidiary Companies, and rewarding those Employees for outstanding performance and the attainment of targeted goals. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.


                                  ARTICLE III
                                  DEFINITIONS

      3.01 "Award" means an Option or Stock Appreciation Right granted pursuant to the terms of this Plan.

      3.02 "Board" means the Board of Directors of the Company.

      3.03 "Code" means the Internal Revenue Code of 1986, as amended.

      3.04 "Committee" means a committee of not less than two directors appointed by the Board pursuant to Article IV hereof, each of whom shall be a "non-employee director" as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto.

      3.05 "Common Stock" means shares of the common stock, $1.00 par value per share, of the Company.

      3.06 "Director" means a member of the Board of Directors of the Company.

      3.07 "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under the applicable long-term disability plan maintained by the Company or a Subsidiary Company, or, if no such plan applies, which would qualify such Employee for disability benefits under the long-term disability plan maintained by the Company, if such Employee were covered by that plan.

      3.08 "Effective Date" means March 18, 1997, the date on which this Amended and Restated Plan was adopted by the Board of Directors of the Company.

      3.09 "Employee" means any person who is employed by the Company or a Subsidiary Company, including Officers, but not including Directors who are not also Officers of or otherwise employed by the Company or a Subsidiary Company.

     3.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     3.11 "Fair Market Value" shall be equal to the fair market value per share of the Company's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

     3.12 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

     3.13 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

     3.14 "Officer" means an Employee whose position in the Company or Subsidiary Company is that of a corporate officer, as determined by the Board.

     3.15 "Option" means a right granted under this Plan to purchase Common
Stock.

     3.16 "Optionee" means an Employee or former Employee to whom an Option is granted under the Plan.

     3.17 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Company or a Subsidiary Company, or if no such plan is applicable, which would constitute "retirement" under any qualified pension benefit plan maintained by the Company or a Subsidiary Company, if such individual were a participant in such plan.

     3.18 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Company in cash and/or Common Stock, as provided in the discretion of the Committee, in accordance with Section 8.10.

     3.19 "Subsidiary Companies" means those subsidiaries of the Company which meet the definition of "subsidiary corporations" set forth in Section 425 (f) of the Code, at the time of granting of the Option in question.


                                  ARTICLE IV
                          ADMINISTRATION OF THE PLAN

     4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority in its absolute discretion to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Employee's tax withholding obligation pursuant to
Section 12.02 hereof, (ii) include arrangements to facilitate the Employee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board of Directors.

     4.02 Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a non-employee director as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

     4.03 Revocation for Misconduct. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, or any Stock Appreciation Right, to the extent not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Company or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination for:
(1) conviction of a felony involving the misappropriation of the Company's or any Subsidiary's assets or a conviction of a felony which results in a substantial, demonstrable threat to the Company's or any Subsidiary's reputation, or (ii) gross and willful failure to perform a substantial portion of employee's duties and responsibilities as an employee, which failure continues for more than thirty (30) days after written notice given to employee pursuant to a two-thirds vote of all of the members of the Board of Directors of the Company or any Subsidiary, as the case may be, then in office, such vote to set forth in reasonable detail the nature of such failure.

     4.04 Limitation on Liability. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such member against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Company and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     4.05 Compliance with Law and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised if such exercise would be contrary to applicable laws and regulations.

     4.06 Restrictions on Transfer. The Company may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.


                                   ARTICLE V
                                  ELIGIBILITY

  Awards may be granted to such Employees of the Company and its Subsidiary Companies as may be designated from time to time by the Board or the Committee.

                                  ARTICLE VI
                       COMMON STOCK COVERED BY THE PLAN

     6.01 Option Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article IX, shall be 336,488. None of such shares shall be the subject of more than one Award at any time, but if an Option as to any shares is surrendered before exercise (including surrender in connection with exercise of a Stock Appreciation Right), or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares.

     6.02 Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Company on the open market or from private sources for use under the Plan.


                                  ARTICLE VII
                               DETERMINATION OF
                        AWARDS, NUMBER OF SHARES, ETC.

     The Board or the Committee shall, in its discretion, determine from time to time which Employees will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Option, and the exercise price of an Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective individual, his present and potential contributions to the growth and success of the Company, his salary and such other factors as the Board or the Committee shall deem relevant to accomplishing the purposes of the Plan.


                                 ARTICLE VIII
                     OPTIONS AND STOCK APPRECIATION RIGHTS

     Each Option granted hereunder shall be on the following terms and conditions:

     8.01 Stock Option Agreement. The proper Officers of the Company and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

     8.02 Option Exercise Price.

     (a) Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b).

     (b) Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than the greater of (i) the par value or (ii) eight-five percent (85%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

     8.03 Vesting and Exercise of Options.

     (a) General Rules. Incentive Stock Options and Non-Qualified Options shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board or the Committee. Notwithstanding the foregoing, no vesting shall occur on or after an Optionee's employment with the Company and all Subsidiary Companies is terminated for any reason other than his death, Disability or Retirement. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

     (b) Accelerated Vesting Upon Death, Disability or Retirement. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Company or a Subsidiary Company because of his death, Disability or Retirement.

     (c) Accelerated Vesting for Changes in Control. Notwithstanding the general rule described in Section 8.03 (a), all outstanding Options shall become immediately vested and exercisable in the event there is an actual or threatened change in control of the Company.

     (1) Change in Control. A "change in control of the Company" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, or (ii) during any period of twenty-four consecutive months during the term of an Option, individuals who at the beginning of such period constitute the Board of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each director who was not a director at the date of grant has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

     (2) Threatened Change in Control. A "threatened change in control of the Company" shall mean any set of circumstances which in the opinion of the Board, as expressed through a resolution, poses a real, substantial and immediate possibility of leading to a change in control of the Company as defined in clause (1) above.

     8.04 Duration of Options.

     (a) General. Except as provided in Sections 8.04(c) and 8.09, each Option or portion thereof shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) three (3) months after the date on which the Optionee ceases to be employed by the Company and all Subsidiary Companies, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise from three (3) months to a period not exceeding five (5) years. However, failure to exercise Incentive Stock Options within three months after the date on which the Optionee's employment terminates may result in adverse tax consequences to the Optionee.

     (b) Exception for Termination Due to Death, Disability or Retirement. If an Optionee dies while in the employ of the Company or a Subsidiary Company or terminates employment with the Company or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Optionee or the executors, administrators, legatees or distributees of his estate shall have the right, during the twelve-month period following the earlier of his death, Disability or Retirement, to exercise such Options to the extent vested on the date of such death, Disability or Retirement. In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

     8.05 Nonassignability. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

     8.06 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

     8.07 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Company upon exercise of the Option. All Shares sold under the Plan shall be fully paid and nonassessable. Payments for shares may be made by the Optionee in cash or, at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) or other property equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing.

     8.08 Voting and Divided Rights. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Company's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

     8.09 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this
Section 8.09.

     (a) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Company (or any parent or Subsidiary Company), shall not exceed $100,000.

     (b) Limitation on Ten Percent Stockholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Company or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Company at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

     (c) Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Company shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of

                                  --25--
federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

     8.10 Stock Appreciation Rights.

     (a) General Terms and Conditions. The Board or the Committee may, but shall not be obligated to, authorize the Company, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Company of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Board or the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

     The terms and conditions set with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this Section 8.10 and the Plan, the period during which, date by which or event upon which the Stock Appreciation Right may be exercised; the method for valuing shares of Common Stock for purposes of this Section 8.10; a ceiling on the amount of consideration which the Company may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Board or the Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

     (b) Time Limitations. If a holder of a Stock Appreciation Right terminates service with the Company as an Officer or Employee, the Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised.

     (c) Effects of Exercise of Stock Appreciation Rights or Options. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

     (d) Time of Grant. A Stock Appreciation Right granted in connection with an Incentive Stock Option must be granted concurrently with the Option to which it relates while a Stock Appreciation Right granted in connection with a Non-Qualified Option may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

     (e) Non-Transferable. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.

                                  ARTICLE IX
                        ADJUSTMENTS FOR CAPITAL CHANGES

     The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Award relates and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the Effective Date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Company. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Company, the shares of the Company's Common Stock shall be exchanged for other securities of the

Company or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Common Stock of the Company which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options.

                                   ARTICLE X
                     AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan as specifically authorized herein.

                                  ARTICLE XI
                              CONTINUATION RIGHTS

     Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee of the Company or a Subsidiary Company to continue as such.

                                  ARTICLE XII
                                  WITHHOLDING

     12.01 Tax Withholding. The Company may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Company may require the Optionee to pay to the Company the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Company also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

     12.02 Methods of Tax Withholding. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Optionee would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously-owned shares of Common Stock or other property.

                                 ARTICLE XIII
                       EFFECTIVE DATE OF THE PLAN; TERM

     13.01 Effective Date of the Plan. This Plan initially became effective upon adoption by the Board of Directors and stockholders of the Corporation in 1993. The amendments to this Plan increasing the total number of shares of Common Stock which may be issued under the Plan from 176,488 to 336,488 and otherwise amending and restating this Plan became effective upon adoption by the Board on March 18, 1997 (the "Effective Date"), subject to approval of the Corporation's stockholders at or before the next annual meeting of stockholders of the Corporation.

     13.02 Term of Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

                                  ARTICLE XIV
                                 MISCELLANEOUS

     14.01 Governing law. This Plan shall be construed under the laws of the State of Delaware.

     14.02 Pronouns. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

                                                                    Appendix B

                        PROGRESS FINANCIAL CORPORATION
                             AMENDED AND RESTATED
                       1993 DIRECTORS' STOCK OPTION PLAN

                                   ARTICLE I
                           ESTABLISHMENT OF THE PLAN

     Progress Financial Corporation (the "Corporation") hereby establishes this Amended and Restated 1993 Directors' Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.

                                  ARTICLE II
                              PURPOSE OF THE PLAN

     The purpose of this Plan is to improve the growth and profitability of the Corporation by providing non-employee directors with a proprietary interest in the Corporation through the grant of non-qualified stock options (an "Option" or "Options") to purchase shares of the Corporation's common stock, par value $1.00 per share (the "Common Stock").

                                  ARTICLE III
                          ADMINISTRATION OF THE PLAN

     3.01 Administration. This Plan shall be administered by the entire Board of Directors of the Corporation (the "Board") or a committee of two or more directors appointed by the Board, each of whom shall be a "non-employee director" as defined in Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934 ("Exchange Act") or any successor thereto (the "Committee"). The Committee or the Board shall have the power, subject to and within the limits of the express provisions of this Plan, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Corporation with respect to this Plan.

     3.02 Compliance with Law and Regulations. All Options granted hereunder shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any Federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise or issuance would be contrary to applicable laws and regulations.

     3.03 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Option granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

                                  ARTICLE IV
                                  ELIGIBILITY

     Options shall be granted pursuant to the terms hereof to each director of the Corporation who is not an employee of the Corporation or any subsidiary of the Corporation ("Non-Employee Director"). No honorary directors, advisory directors or directors emeritus shall be entitled to receive Options hereunder.

                                   ARTICLE V
                       COMMON STOCK COVERED BY THE PLAN

     5.01 Option Shares. The aggregate number of shares of Common Stock of the Corporation which may be issued pursuant to this Plan, subject to adjustment as provided in Article VIII, shall be 90,000 shares.

     5.02 Source of Shares. The shares of Common Stock issued under this Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

                                  ARTICLE VI
                                 OPTION GRANTS

     6.01 Annual Grants. Each Non-Employee Director of the Corporation shall be annually granted an Option to purchase 500 shares of Common Stock on December 31 of each year commencing on December 31, 1997 with a per share exercise price equal to the Fair Market Value of a share of Common Stock on such date.

     6.02 Discretionary Grants. The Board or the Committee shall, in addition to the annual grants provided for in Section 6.01, grant an Option to purchase shares of Common Stock to Non-Employee Directors. The Board or the Committee shall annually determine, in its discretion, which Non-Employee Directors shall receive a discretionary grant of an Option and the number of shares of Common Stock subject to each such Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective individual, his present and potential contributions to the growth and success of the Corporation and such other factors as the Board or the Committee shall deem relevant to accomplishing the purposes of the Plan.

                                  ARTICLE VII
                                 OPTION TERMS

     Each Option granted hereunder shall be on the following terms and conditions:

     7.01 Option Agreement. The proper officers of the Corporation and each optionee shall execute an Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price and such other terms, conditions and provisions as are appropriate, provided that they are not inconsistent with the terms, conditions and provisions of this Plan. Each optionee shall receive a copy of his executed Option Agreement.

     7.02 Option Exercise Price. The per share exercise price at which the shares of Common Stock may be purchased upon exercise of an Option granted pursuant to Article VI hereof shall be equal to the greater of (i) the par value of a share of Common Stock and (ii) the Fair Market Value of a share of Common Stock as of the date of grant. For purposes of this Plan, the Fair Market Value shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Board.

     7.03 Vesting and Exercise of Options. Options granted pursuant to this Plan shall be vested and exercisable immediately upon grant.

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

     7.04 Duration of Options.

     (a) Each Option or portion thereof shall be exercisable at any time on or after it vests until the earlier of (i) ten (10) years after the date of grant or (ii) the third annual anniversary of the date on which the optionee ceases to be a Non-Employee Director.

     (b) Exception for Termination Due to Death, Disability, Retirement or Resignation. If an optionee dies while serving as a Non-Employee Director or within three (3) years following the termination of the optionee's service as a Non-Employee Director as a result of disability, retirement or resignation without having fully exercised his Options, the Optionee's executors, administrators, legatees or distributees of his estate shall have the right , during the twelve-month period following such death, to exercise such Options, provided that no Options shall be exercisable more than ten (10) years from the date it was granted.

     (c) Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation shall terminate as of the effective date of such removal.

     7.05 Transferability. Options shall not be transferable by an optionee except by will or the laws of descent or distribution, and during an optionee's lifetime shall be exercisable only by such optionee or the optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an optionee may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the Option pursuant to this Section 7.05. Options which are transferred pursuant to this Section 7.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

     7.06 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Option Agreement provided for in Section 7.01.

     7.07 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of an Option shall be made to the Corporation upon exercise of the Option. Payment for shares may be made by the optionee in cash or by delivering shares of Common Stock equal in fair market value to the purchase price of the shares to be acquired pursuant to the Option, or any combination of the foregoing.

     7.08 Voting and Dividend Rights. No optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

                                 ARTICLE VIII
                        ADJUSTMENTS FOR CAPITAL CHANGES

     The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Option relates and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Option shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options.

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

                                  ARTICLE IX
                     AMENDMENT AND TERMINATION OF THE PLAN

      The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Options have not been granted, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted or awarded under this Plan as specifically authorized herein.

                                   ARTICLE X
                       RIGHTS TO CONTINUE AS A DIRECTOR

      Neither the Plan nor the grant of any Options hereunder nor any action taken by the Board or the Committee in connection with the Plan shall create any right on the part of any Non-Employee Director of the Corporation to continue as such.

                                  ARTICLE XI
                                  WITHHOLDING

      The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option.

                                  ARTICLE XII
                       EFFECTIVE DATE OF THE PLAN; TERM

      12.01 Effective Date of the Plan. This Plan initially became effective upon adoption by the Board of Directors and the stockholders of the Corporation in 1993. The amendments to this Plan increasing the total number of shares of Common Stock which may be issued under the Plan from 50,000 to 90,000 and otherwise amending and restating this Plan became effective upon adoption by the Board on March 18, 1997(the "Effective Date"), subject to approval of the Corporation's stockholders at or before the next annual meeting of stockholders of the Corporation.

      12.02 Term of Plan. Unless soon terminated, this Plan shall remain in effect for a period of ten years from the Effective Date. Termination of the Plan shall not affect any Options previously granted and such Options shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

                                 ARTICLE XIII
                                 MISCELLANEOUS

      13.01 Governing Law. This Plan shall be construed under the laws of the State of Delaware.

      13.02 Pronouns. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.




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